UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22431

RiverPark Funds Trust

(Exact name of registrant as specified in charter)

156 West 56th Street, 17th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Morty Schaja

156 West 56th Street, 17th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Registrant’s telephone number, including area code: 212-484-2100

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report September 30, 2018

RiverPark Large Growth Fund

Retail Class and Institutional Class Shares

RiverPark/Wedgewood Fund

Retail Class and Institutional Class Shares

RiverPark Short Term High Yield Fund

Retail Class and Institutional Class Shares

RiverPark Long/Short Opportunity Fund

Retail Class and Institutional Class Shares

RiverPark Strategic Income Fund

Retail Class and Institutional Class Shares

Investment Adviser: RiverPark Advisors, LLC

Table of Contents

Management’s Discussion of Fund Performance and Analysis
RiverPark Large Growth Fund	1
RiverPark/Wedgewood Fund	3
RiverPark Short Term High Yield Fund	5
RiverPark Long/Short Opportunity Fund	8
RiverPark Strategic Income Fund	12
Schedules of Investments
RiverPark Large Growth Fund	15
RiverPark/Wedgewood Fund	16
RiverPark Short Term High Yield Fund	17
RiverPark Long/Short Opportunity Fund	20
RiverPark Strategic Income Fund	23
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	57
Trustees and Officers of the Trust	58
Disclosure of Fund Expenses	60
Approval of the Investment Advisory and Investment Sub-Advisory Agreements	62
Notice to Shareholders	66

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission’s website at http://www.sec.gov.

Management’s Discussion of Fund Performance and Analysis

RiverPark Large Growth Fund (Unaudited)

For the fiscal year ended September 30, 2018, the RiverPark Large Growth Fund (the “Fund”) gained 22.68% and 22.34% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 26.30% and the S&P 500 Index gained 17.91%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 6.58% for the December quarter, 2.62% for the March quarter, 5.38% for the June quarter and 6.44% in the September quarter.

The Fund’s investment results were not uniform across sectors. During the period, the Fund’s best performing sectors were Information Technology, Health Care, Consumer Discretionary and Financials whereas the Fund’s worst performing sectors were Industrials, Energy, Real Estate and Communication Services. The Fund’s best performers during the period were Amazon, Adobe, MasterCard, Apple and Align Technologies whereas the Fund’s worst performers were Realogy, EBay, Dollarama, Cabot Oil & Gas and Schlumberger Ltd.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a “value orientation toward growth.” RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. Management is cautiously optimistic that the Fund can achieve above average rates of return over the next few years.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large Growth Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	22.68%	18.76%	12.59%	14.63%
Retail Class Shares	22.34%	18.47%	12.32%	14.34%
Russell 1000 Growth Index TR	26.30%	20.55%	16.58%	16.70%
S&P 500 Index TR	17.91%	17.31%	13.95%	14.80%
Morningstar Large Growth Category	23.06%	17.65%	13.92%	14.32%

$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$34,440
$30,192
$29,268
$29,220
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
RiverPark Large Growth Fund, Retail Class Shares
Russell 1000 Growth Index TR
S&P 500 Index TR
Morningstar Large Growth Category

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 31, 2016, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark/Wedgewood Fund (Unaudited)

For the fiscal year ended September 30, 2018, the RiverPark/Wedgewood Fund (the “Fund”) gained 22.69% and 22.37% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 26.30% and the S&P 500 Index gained 17.91%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 8.70% for the December quarter, lost 0.91% for the March quarter, gained 4.92% for the June quarter and gained 8.56% in the September quarter.

The Fund’s investment results were not uniform across sectors. During the period, the Fund’s best performing sectors were Information Technology, Consumer Discretionary, Industrials and Financials whereas the Fund’s worst performing sectors were Consumer Staples, Health Care, Energy and Communication Services. The Fund’s best performers during the period were Apple Inc., Edwards Lifesciences Corp, Qualcomm Inc., Visa Inc. and Ross Stores Inc. The Fund’s worst performers were Celgene Corp, Kraft Heinz Co, Schlumberger Ltd, Facebook Inc., and Ulta Beauty Inc.

The RiverPark/Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth, it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%.Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. Management is cautiously optimistic that the Fund can achieve above average rates of return over the next few years.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark/Wedgewood Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	22.69%	12.88%	9.81%	12.69%
Retail Class Shares	22.37%	12.79%	9.66%	12.48%
Russell 1000 Growth Index TR	26.30%	20.55%	16.58%	16.70%
S&P 500 Index TR	17.91%	17.31%	13.95%	14.80%
Morningstar Large Growth Category	23.06%	17.65%	13.92%	14.32%

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective June 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Short Term High Yield Fund (Unaudited)

For the fiscal year ended September 30, 2018, the RiverPark Short Term High Yield Fund (the “Fund”) gained 2.79% and 2.53% on its Institutional Class Shares and Retail Class Shares, respectively, while the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 0.79%, the BofA Merrill Lynch 1-Year U.S. Treasury Index gained 1.08% and the BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials gained 4.90%.

Investment results for the Fiscal Year were largely consistent across quarters. The Institutional Class Shares gained 0.48% for the December quarter, 0.61% for the March quarter, 0.73% for the June quarter and 0.93% in the September quarter.

The Fund realized positive contributions from its investments in all five of its categories of investment. The Fund realized a contribution to its performance of 1.07% in the Short Term Maturities Category, 1.05% in Cushion Bonds, 0.73% in Redeemed Debt, 0.36% in Strategic Recap and 0.36% in Event Driven investments.

The Fund continues to strive for an attractive yield while maintaining a weighted average maturity of less than one year. As of September 30, 2018, 63% of the Fund’s invested portfolio is expected to mature or be repaid within 90 days, while 91% of the Fund’s invested portfolio is expected to mature or be repaid within 12 months. Over 28% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company’s ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick’s opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company’s ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick’s view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 1-Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the BofA Merrill Lynch U.S. High Yield Master II Index and the BofA Merrill Lynch U.S. High Yield, 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short Term High Yield Fund,
Retail Class Shares, versus the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the BofA Merrill Lynch
1-Year U.S. Treasury Index and the BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	2.79%	2.84%	2.74%	3.20%
Retail Class Shares	2.53%	2.55%	2.43%	2.90%
BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index	0.79%	1.66%	1.58%	1.94%
BofA Merrill Lynch 1-Year U.S. Treasury Index	1.08%	0.74%	0.55%	0.48%
BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials	4.90%	7.89%	5.30%	5.74%

$16,000
$14,000
$12,000
$10,000
$8,000
$15,627
$12,571
$11,665
$10,392
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
RiverPark Short Term High Yield Fund, Retail Class Shares
BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index
BofA Merrill Lynch 1-Year U.S. Treasury Index
BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective September 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund (Unaudited)

For the fiscal year ended September 30, 2018, the RiverPark Long/Short Opportunity Fund (the “Fund”) gained 14.19% and 14.06% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Index gained 17.91% and the Morningstar Long/Short Equity Category gained 5.66%. The average gross and net month-end exposures of the Fund for the fiscal year were 163% and 59% (long 111%, short 52%), respectively.

The Fund’s long positions contributed approximately 23.9% for the fiscal year, as compared to the performance of the S&P 500 Index, which gained 17.91%. The Fund was negatively affected by its short positions, which detracted 7.6% for the fiscal year ended September 30, 2018. We still believe the Fund’s shorts are comprised of businesses facing major headwinds going forward and have flawed business models.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 2.15% for the December quarter, 2.56% for the March quarter, 4.30% for the June quarter and 4.49% in the September quarter.

The Fund’s investment results were not uniform across sectors. During the period, the Fund’s best performing sectors were Information Technology, Health Care, Financials, Consumer Discretionary and Communication Services whereas the Fund’s worst performing sectors were Consumer Staples, Energy, Industrials, Real Estate and Materials. The Fund’s best performers during the period were Amazon Inc., Adobe Inc., MasterCard Inc., Illumina Inc. and Apple Inc. whereas the Fund’s worst performers were BJ’s Restaurants Inc., Southwestern Energy Co., CenturyLink Inc., Walmart Stores Inc. and Cimpress NV.

Derivatives as a category, which include total return swaps used to leverage the long positions and equity options, detracted approximately 0.25% from the Fund’s performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund’s investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. The Adviser believes the long book is currently comprised of businesses that are attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. The Adviser believes the substantial appreciation of the short book, much of it due to valuation expansion along with or exceeding the market’s, has created an unusually attractive opportunity to short businesses that it believes are flawed at what it believes are full or excessive values.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions in equities, exchange-traded funds and related derivatives. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund

Supplemental Disclosure (Unaudited):

The following represents a reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock and total return swap transactions as of September 30, 2018. The total non-GAAP exposure is calculated by using the common stock plus the notional swap and option values divided by the net asset value of the Fund as of September 30, 2018.

Common Stock and Total Return Swaps:
	GAAP Exposure	Non-GAAP Exposure
Alliance Data Systems
Common Stock	1.7%	1.7%
Equity Option	0.1%	1.3%
	1.8%	3.0%
Amazon.com Inc
Common Stock	4.2%	4.2%
Total Return Swap	—	0.1%
	4.2%	4.3%
American Tower Corp
Common Stock	3.1%	3.1%
Total Return Swap	—	0.2%
	3.1%	3.3%
Apple Inc
Common Stock	2.7%	2.7%
Total Return Swap	—	2.2%
	2.7%	4.9%
Carmax Inc
Common Stock	2.4%	2.4%
Total Return Swap	—	0.3%
	2.4%	2.7%
CME Group Inc
Common Stock	2.9%	2.9%
Total Return Swap	—	0.2%
	2.9%	3.1%
Mastercard Inc
Common Stock	3.7%	3.7%
Total Return Swap	—	0.1%
	3.7%	3.8%
United Health Group Inc
Common Stock	2.1%	2.1%
Total Return Swap	—	1.4%
	2.1%	3.5%
Visa Inc
Common Stock	3.5%	3.5%
Total Return Swap	—	0.1%
	3.5%	3.6%
Remaining Underliers
Common Stock	70.7%	70.7%

Total Common Stock &
Total Return Swaps	97.1%	102.9%

Securities Sold Short, Not Yet Purchased:
	GAAP Exposure	Non-GAAP Exposure
Common Stock	(36.3%)	(36.3%)

Total, Securities Sold Short,
Not Yet Purchased	(36.3%)	(36.3%)

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund,
Retail Class Shares, versus the S&P 500 Index and the Morningstar Long/Short Equity Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return*	Annualized Inception to Date*
Institutional Class Shares	14.19%	11.87%	6.94%	7.96%
Retail Class Shares	14.06%	11.65%	6.73%	7.82%
S&P 500 Index TR	17.91%	17.31%	13.95%	14.28%
Morningstar Long/Short Equity Category	5.66%	5.43%	3.97%	3.91%

*

Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Strategic Income Fund (Unaudited)

For the fiscal year ended September 30, 2018, the RiverPark Strategic Income Fund (the “Fund”) gained 3.46% and 3.19% on its Institutional Class Shares and Retail Class Shares, respectively, while the Bloomberg Barclays U.S. Aggregate Bond Index lost 1.22%, the Morningstar Multisector Bond Category gained 0.57%, and the Morningstar High Yield Bond Category gained 2.03%.

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares gained 0.45% for the December quarter, 0.81% for the March quarter, 0.96% for the June quarter and 1.20% in the September quarter.

The Fund realized positive contributions from all seven of its categories of investment. The Fund realized a contribution to its performance of 1.00% in its Interest Rate Resets, 0.95% in RiverPark Short Term High Yield Bond Fund Overlap, 0.70% in Off the Beaten Path, 0.70% in Priority Based (Above the Fray), 0.61% in Buy & Hold “Money Good”, 0.16% in Other (ABS), and 0.06% in Hedges category of investments.

As of September 30, 2018, the Fund’s net assets were weighted by category as follows: 7.35% was held in RiverPark Short Term High Yield Bond Fund Overlap investments, 56.86% in the Buy & Hold “Money Good” category, 7.86% in Off The Beaten Path, 2.44% in Other (ABS), 2.64% in the Priority Based (Above the Fray), 22.32% in Interest Rate Resets (floaters, cushion bonds), -4.59% in Hedges, with the remaining 5.13% in cash and cash equivalents. Across all categories, 49.76% of the net assets was held in high yield securities and 43.29% was held in investment grade securities. The Fund held 112 positions as of this date, 5 of which were held in the RiverPark Short Term High Yield Bond Fund Overlap category and 107 of which were not.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund’s investment objective. The Fund will primarily invest in both investment grade and non-investment grade “Money Good” securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. Therefore, we believe the risk of loss of principal due to permanent impairment is minimal. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:

“Money Good” is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis.

High yield and investment grade classification of securities was based on Bloomberg Composite Ratings comprised of Moody’s, Standard & Poors, Fitch & DBRS, Ltd.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg Barclays U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

The Morningstar High Yield Bond Category primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Strategic Income Fund,
Retail Class Shares, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Morningstar Multisector
Bond Category and the Morningstar High Yield Bond Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	3.46%	5.06%	4.09%	4.09%
Retail Class Shares	3.19%	4.75%	3.80%	3.80%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	1.31%	2.16%	2.16%
Morningstar Multisector Bond Category	0.57%	4.14%	3.25%	3.25%
Morningstar High Yield Bond Category	2.03%	6.25%	4.13%	4.13%

$13,000
$12,000
$11,000
$10,000
$9,000
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
$12,242
$12,049
$11,734
$11,128
RiverPark Strategic Income Fund, Retail Class Shares
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar Multisector Bond Category
Morningstar High Yield Bond Category

*	Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective March 31, 2014, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

RiverPark Large Growth Fund September 30, 2018

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 98.2%**
Communication Services – 10.1%
Alphabet, Cl A *	1,157	$1,397
Alphabet, Cl C *	1,170	1,396
Facebook, Cl A *	11,792	1,939
Walt Disney	7,753	907
		5,639
Consumer Discretionary – 21.6%
adidas ADR	11,446	1,398
Amazon.com *	1,216	2,436
Booking Holdings *	728	1,444
CarMax *	20,067	1,498
Dollar Tree *	12,215	996
Dollarama ^	27,978	881
eBay *	24,856	821
NIKE, Cl B	13,639	1,156
Ulta Beauty *	4,867	1,373
		12,003
Energy – 5.8%
Cabot Oil & Gas, Cl A	35,184	792
EOG Resources	9,593	1,224
Schlumberger	20,409	1,243
		3,259
Financials – 16.4%
BlackRock, Cl A	2,951	1,391
Charles Schwab	39,329	1,933
CME Group, Cl A	9,965	1,696
TD Ameritrade Holding	25,125	1,328
The Blackstone Group LP (a)	73,010	2,780
		9,128
Health Care – 13.8%
Align Technology *	1,979	774
Exact Sciences *	19,771	1,560
Illumina *	3,304	1,213
Intuitive Surgical *	2,628	1,509
IQVIA Holdings *	6,433	834
UnitedHealth Group	6,802	1,810
		7,700
Industrials – 2.6%
Northrop Grumman	4,538	1,440

Information Technology – 19.2%
Adobe Systems *	5,276	1,424
Alliance Data Systems	4,231	999
Apple	10,803	2,439
Mastercard, Cl A	9,651	2,148
salesforce.com *	10,528	1,675
Visa, Cl A	13,277	1,993
		10,678
Real Estate – 8.7%
American Tower REIT, Cl A	11,403	1,657
CBRE Group, Cl A *	26,512	1,169
Equinix REIT	4,630	2,004
		4,830
Total Common Stock
(Cost $31,355) (000)		54,677

Total Investments — 98.2%
(Cost $31,355) (000)		$54,677

As of September 30, 2018, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $55,654 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
^	Traded in Canadian Dollar.
(a)	Security considered Master Limited Partnership. At September 30, 2018, these securities amounted to $2,780 (000) or 5.0% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

RiverPark/Wedgewood Fund September 30, 2018

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 99.5%**
Communication Services – 10.7%
Alphabet, Cl A *	10,325	$12,463
Facebook, Cl A *	94,095	15,475
		27,938
Consumer Discretionary – 17.4%
Booking Holdings *	7,239	14,362
Ross Stores	95,417	9,456
Tractor Supply	167,565	15,228
Ulta Beauty *	23,000	6,489
		45,535
Energy – 7.0%
Core Laboratories	59,078	6,843
Schlumberger	187,991	11,452
		18,295
Financials – 12.8%
Berkshire Hathaway, Cl B *	106,692	22,844
Charles Schwab	213,511	10,494
		33,338
Health Care – 11.3%
Celgene *	122,913	10,999
Edwards Lifesciences *	106,696	18,576
		29,575
Industrials – 11.4%
CH Robinson Worldwide	95,599	9,361
Fastenal	183,704	10,659
Old Dominion Freight Line	60,600	9,772
		29,792
Information Technology – 28.9%
Apple	112,080	25,301
Cognizant Technology Solutions, Cl A	95,941	7,402
PayPal Holdings *	123,321	10,833
QUALCOMM	196,919	14,184
Visa, Cl A	119,245	17,897
		75,617
Total Common Stock
(Cost $156,092) (000)		260,090

Total Investments — 99.5%
(Cost $156,092) (000)		$260,090

As of September 30, 2018, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $261,343 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2018

Description	Face Amount (000)	Value (000)
Schedule of Investments
Corporate Obligations — 70.9%
Communication Services – 8.4%
Level 3 Financing
6.125%, 01/15/21	$20,541	$20,721
Qwest Capital Funding
6.500%, 11/15/18	20,569	20,673
Sprint Communications
9.000%, 11/15/18 (a)	35,330	35,593
		76,987
Consumer Discretionary – 15.7%
CCO Holdings
5.250%, 03/15/21	12,600	12,687
GameStop
5.500%, 10/01/19 (a)	17,228	17,250
International Game Technology
7.500%, 06/15/19	700	725
Lee Enterprises
9.500%, 03/15/22 (a)	14,292	14,899
Lennar
4.125%, 12/01/18	16,523	16,502
Mediacom Broadband
5.500%, 04/15/21	21,734	22,006
MGM Resorts International
8.625%, 02/01/19	23,565	24,036
Michaels Stores
5.875%, 12/15/20 (a)	18,531	18,642
Pinnacle Entertainment
5.625%, 05/01/24	5,126	5,440
TEGNA
5.125%, 10/15/19	5,123	5,132
William Carter
5.250%, 08/15/21	6,334	6,409
		143,728
Consumer Staples – 2.5%
Edgewell Personal Care
4.700%, 05/19/21	2,950	2,957
Spectrum Brands
6.625%, 11/15/22	4,392	4,513
Spectrum Brands Holdings
7.750%, 01/15/22	8,993	9,281
SUPERVALU
6.750%, 06/01/21	5,985	6,120
		22,871
Energy – 8.0%
NGL Energy Partners
6.875%, 10/15/21	57,312	58,387
NRG Energy
6.250%, 07/15/22	14,532	15,029
		73,416
Financials – 2.0%
Ally Financial
3.250%, 11/05/18	13,013	13,013
Intrepid Aviation Group Holdings
8.500%, 08/15/21 (a)	4,866	4,903
		17,916
Health Care – 1.6%
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 07/19/19	15,095	14,852

Industrials – 13.9%
Avis Budget Car Rental
5.125%, 06/01/22 (a)	14,305	14,691
BlueLine Rental Finance
9.250%, 03/15/24 (a)	13,466	14,190
Briggs & Stratton
6.875%, 12/15/20	8,667	9,208
Clean Harbors
5.125%, 06/01/21	15,807	15,886
FTI Consulting
6.000%, 11/15/22	3,044	3,122
HC2 Holdings
11.000%, 12/01/19 (a)	16,253	16,416
Icahn Enterprises
6.000%, 08/01/20	22,028	22,456
Nielsen Finance
4.500%, 10/01/20	28,136	28,206
Xerium Technologies
9.500%, 08/15/21	2,954	3,110
		127,285
Information Technology – 8.0%
Anixter
5.625%, 05/01/19	15,756	15,992
BMC Software Finance
8.125%, 07/15/21 (a)	29,829	30,493
Dell International
5.875%, 06/15/21 (a)	3,475	3,588

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2018

Description	Face Amount (000)	Value (000)
Infor US
5.750%, 08/15/20 (a)	$17,674	$17,939
NCR
4.625%, 02/15/21	4,681	4,646
		72,658
Materials – 8.0%
Cleveland-Cliffs
5.900%, 03/15/20	180	187
Greif
7.750%, 08/01/19	20,219	20,987
INVISTA Finance
4.250%, 10/15/19 (a)	10,396	10,435
Largo Resources
9.250%, 06/01/21 (a)	5,546	5,823
Lundin Mining
7.875%, 11/01/22 (a)	21,454	22,428
Reynolds Group Issuer
5.750%, 10/15/20	13,328	13,378
		73,238
Real Estate – 2.8%
Realogy Group
5.250%, 12/01/21 (a)	14,130	14,218
4.500%, 04/15/19 (a)	10,901	10,956
		25,174
Total Corporate Obligations
(Cost $648,670) (000)		648,125

Convertible Bonds — 13.4%
B2Gold
3.250%, 10/01/18	6,575	6,605
Clearway Energy
3.500%, 02/01/19 (a)	16,383	16,424
3.250%, 06/01/20 (a)	40,835	40,904
Finisar
0.500%, 12/15/33	8,871	8,832
Layne Christensen
4.250%, 11/15/18	10,794	10,869
Macquarie Infrastructure
2.875%, 07/15/19	8,824	8,767
Ship Finance International
5.750%, 10/15/21	7,850	7,819
Twitter
0.250%, 09/15/19	6,570	6,378
Yandex
1.125%, 12/15/18	15,809	15,718

Total Convertible Bonds
(Cost $122,045) (000)		122,316

Description	Face Amount (000)/ Shares	Value (000)
Commercial Paper (b) — 8.5%
EI du Pont de Nemours
2.233%, 10/04/18	$20,000	$19,992
General Motors Financial
2.591%, 10/15/18	10,000	9,987
2.506%, 10/09/18	17,000	16,986
Kraft Heinz Foods
2.471%, 10/23/18	17,638	17,608
Walgreens Boots Alliance
2.410%, 10/22/18	13,215	13,194

Total Commercial Paper
(Cost $77,785) (000)		77,767

Preferred Stock — 0.5%
Allstate
6.750%	169,514	4,233

Total Preferred Stock
(Cost $4,292) (000)		4,233

Bank Loan Obligations — 3.9%
Dell International
3.750%, VAR LIBOR USD 1 Month+1.500%, 12/31/18	9,874	9,877
Eastman Kodak
8.592%, VAR LIBOR USD 1 Month+6.250%, 09/03/19	14,685	14,052
Internap
7.900%, VAR LIBOR USD 1 Month+5.750%, 04/06/22	4,890	4,906
Lee Enterprises
8.492%, VAR LIBOR USD 1 Month+6.250%, 03/31/19	482	481
NCI Building Systems
4.076%, VAR LIBOR USD 1 Month+2.000%, 02/07/25	5,907	5,911

Total Bank Loan Obligations
(Cost $35,854) (000)		35,227

Total Investments — 97.2%
(Cost $888,646) (000)		$887,668

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2018

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$648,125	$—	$648,125
Convertible Bonds	—	122,316	—	122,316
Commercial Paper	—	77,767	—	77,767
Preferred Stock	4,233	—	—	4,233
Bank Loan Obligations	—	35,227	—	35,227
Total Investments in Securities	$4,233	$883,435	$—	$887,668

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

Percentages are based on Net Assets of $913,597 (000).
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2018, these securities amounted to $309,792 (000) or 33.9% of Net Assets.

(b)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

LIBOR — London Interbank Offered Rate

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2018

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 97.0%**
Communication Services – 10.2%
Alphabet, Cl A * (a)	2,250	$2,716
Alphabet, Cl C * (a)	2,284	2,726
Facebook, Cl A *	22,738	3,740
Walt Disney	14,471	1,692
		10,874
Consumer Discretionary – 22.0%
adidas ADR	24,102	2,944
Amazon.com * (b)	2,240	4,487
Booking Holdings * (a)	1,439	2,855
CarMax * (a) (b)	33,592	2,508
Dollar Tree *	22,398	1,827
Dollarama ^	63,555	2,002
eBay *	45,798	1,512
NIKE, Cl B	31,220	2,645
Ulta Beauty *	9,226	2,603
		23,383
Energy – 5.7%
Cabot Oil & Gas	65,401	1,473
EOG Resources	17,736	2,262
Schlumberger	38,705	2,358
		6,093
Financials – 16.3%
BlackRock, Cl A	5,597	2,638
Charles Schwab	72,159	3,547
CME Group, Cl A (b)	18,357	3,124
TD Ameritrade Holding	47,923	2,532
The Blackstone Group LP (a) (c)	144,645	5,508
		17,349
Health Care – 13.6%
Align Technology *	3,648	1,427
Exact Sciences *	36,427	2,875
Illumina *	6,120	2,246
Intuitive Surgical * (a)	5,199	2,984
IQVIA Holdings *	11,489	1,491
Pacira Pharmaceuticals *	25,118	1,235
UnitedHealth Group (b)	8,312	2,211
		14,469
Industrials – 3.3%
Northrop Grumman	10,934	3,470

Information Technology – 17.1%
Adobe Systems *	9,745	2,631
Alliance Data Systems	7,858	1,855
Apple (a) (b)	12,638	2,853
Mastercard, Cl A (a) (b)	17,739	3,949
salesforce.com *	20,261	3,222
Visa, Cl A (b)	24,738	3,713
		18,223
Real Estate – 8.8%
American Tower REIT, Cl A (a) (b)	22,497	3,269
CBRE Group, Cl A *	49,071	2,164
Equinix REIT (a)	8,948	3,874
		9,307
Total Common Stock
(Cost $65,988) (000)		103,168

Total Investments — 97.0%
(Cost $65,988) (000)		$103,168

Schedule of Securities Sold Short, Not Yet Purchased
Common Stock — (36.3)%
Communication Services – (9.0)%
AT&T	(32,172)	$(1,080)
CenturyLink	(55,271)	(1,172)
Cogent Communications Holdings	(19,145)	(1,068)
Discovery, Cl A*	(34,884)	(1,116)
Interpublic Group	(35,020)	(801)
Publicis Groupe	(17,512)	(1,047)
Verizon Communications	(23,760)	(1,269)
WPP	(69,376)	(1,017)
Zillow Group, Cl A*	(22,213)	(982)
		(9,552)
Consumer Discretionary – (4.6)%
Carnival	(12,743)	(813)
Gap	(16,774)	(484)
Garmin	(11,525)	(807)
Harley-Davidson	(18,007)	(816)
Michael Kors Holdings*	(7,170)	(492)
Ralph Lauren, Cl A	(5,019)	(690)
Tapestry	(16,157)	(812)
		(4,914)
Consumer Staples – (9.9)%
Church & Dwight	(13,361)	(793)
Clorox	(7,000)	(1,053)
Coca-Cola	(22,839)	(1,055)
Colgate-Palmolive	(11,734)	(786)
General Mills	(16,862)	(724)

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2018

Description	Shares	Value (000)
JM Smucker	(4,602)	$(472)
Kellogg	(10,731)	(751)
Kimberly-Clark	(6,846)	(778)
Kroger	(16,763)	(488)
PepsiCo	(9,274)	(1,037)
Procter & Gamble	(16,020)	(1,333)
Spectrum Brands Holdings	(9,788)	(732)
Walmart	(5,527)	(519)
		(10,521)
Health Care – (1.0)%
Cerner*	(16,534)	(1,065)

Industrials – (1.9)%
Cimpress*	(5,762)	(787)
Stericycle*	(20,977)	(1,231)
		(2,018)
Information Technology – (4.4)%
CommScope Holding*	(34,070)	(1,048)
Flex*	(96,663)	(1,268)
International Business Machines	(7,098)	(1,073)
Western Union	(68,093)	(1,298)
		(4,687)
Real Estate – (5.5)%
Iron Mountain REIT	(36,843)	(1,272)
Kimco Realty	(61,223)	(1,025)
Regency Centers	(16,133)	(1,043)
Simon Property Group REIT	(7,129)	(1,260)
SL Green Realty REIT	(13,046)	(1,272)
		(5,872)
Total Common Stock
(Proceeds $37,884) (000)		(38,629)

Total Securities Sold Short, Not Yet Purchased
(Proceeds $37,884) (000)		$(38,629)

Purchased Options (d) — 0.1%
Total Purchased Options
(Cost $202) (000)		$118

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments, securities sold short, not yet purchased and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$103,168	$—	$—	$103,168
Total Investments in Securities	$103,168	$—	$—	$103,168

Securities Sold Short, Not Yet Purchased	Level 1	Level 2	Level 3	Total
Common Stock	$(38,629)	$—	$—	$(38,629)
Total Securities Sold Short, Not Yet Purchased	$(38,629)	$—	$—	$(38,629)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$107	$11	$—	$118
Total Return Swaps‡	—	—	—	—
Total Other Financial Instruments	$107	$11	$—	$118

‡

Total return swaps are valued at the unrealized appreciation (depreciation) on the instrument. The total return swaps reset monthly, as such there was $0 unrealized appreciation (depreciation) as of September 30, 2018. The swaps are considered Level 2.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2018

A list of open option contracts held by the Fund at September 30, 2018 was as follows:

Description	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
PURCHASED OPTIONS — 0.1%
Call Options
Alliance Data Systems*	150	$3,542	$250.00	01/18/19	$107
Alliance Data Systems*	150	3,542	300.00	01/18/19	11
Total Purchased Options
(Cost $202) ($ Thousands)		$7,084			$118

A list of open swap agreements held by the Fund at September 30, 2018 was as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation (Depreciation) (000)
Goldman Sachs	Amazon	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	08/05/2019	$133	$132	$—
Goldman Sachs	American Tower	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	08/05/2019	236	230	—
Goldman Sachs	Apple	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	08/05/2019	2,362	2,342	—
Goldman Sachs	Carmax	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	04/25/2019	298	286	—
Goldman Sachs	Carmax	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	04/25/2019	54	52	—
Goldman Sachs	CME Group	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	08/05/2019	215	209	—
Goldman Sachs	Mastercard	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	08/05/2019	153	158	—
Goldman Sachs	UnitedHealth	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	04/29/2019	1,009	1,000	—
Goldman Sachs	UnitedHealth	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	04/29/2019	499	494	—
Goldman Sachs	Visa	USD-LIBOR-BBA 1 Month - 0.50%	Total Return	Monthly	08/05/2019	75	77	—
								$—

Percentages are based on Net Assets of $106,351 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
^	Traded in Canadian Dollar.
(a)	All or a portion of this security has been committed as collateral for open short positions. The aggregate market value of the collateral at September 30, 2018 was $31,341 (000).
(b)	Underlying security for a total return swap.
(c)	Security considered Master Limited Partnership. At September 30, 2018, these securities amounted to $5,508 (000) or 5.2% of Net Assets.
(d)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

BBA — British Bankers Association

Cl — Class

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

REIT — Real Estate Investment Trust

USD — United States Dollar

Amounts designated as “— “ are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2018

Description	Face Amount (000)†		Value (000)
Schedule of Investments
Corporate Obligations — 51.1%
Communication Services – 2.0%
Inmarsat Finance
6.500%, 10/01/24 (a)		1,876	$1,909
Sprint
7.250%, 09/15/21		5,495	5,825
			7,734
Consumer Discretionary – 16.5%
American Axle & Manufacturing
6.500%, 04/01/27		786	781
Brunswick
4.625%, 05/15/21		5,951	5,910
Carrols Restaurant Group
8.000%, 05/01/22		7,408	7,734
Dollar Tree
3.036%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/20		5,848	5,857
Ford Motor Credit
3.124%, VAR ICE LIBOR USD 3 Month+0.790%, 06/12/20		4,828	4,828
Georg Jensen
6.000%, VAR EURIBOR EUR 3 Month+6.000%, 05/15/23	EUR	800	929
Lee Enterprises
9.500%, 03/15/22 (a)		8,721	9,091
Michaels Stores
5.875%, 12/15/20 (a)		7,429	7,474
Netflix
4.875%, 04/15/28 (a)		446	420
Nexteer Automotive Group
5.875%, 11/15/21 (a)		2,405	2,461
Postmedia Network
8.250%, 07/15/21 (a)	CAD	1,077	826
Rivers Pittsburgh Borrower
6.125%, 08/15/21 (a)		2,481	2,481

Salem Media Group
6.750%, 06/01/24 (a)		697	624
SB Holdco
8.000%, VAR EURIBOR EUR 3 Month+8.000%, 07/13/22	EUR	1,700	1,984
Sirius XM Radio
5.000%, 08/01/27 (a)		2,004	1,938
SiTV
10.375%, 07/01/19 (a)		1,575	925
Tapestry
4.250%, 04/01/25 (f)		4,731	4,695
TEGNA
5.125%, 10/15/19		1,943	1,947
Viacom
4.375%, 03/15/43 (f)		3,393	2,972
			63,877
Consumer Staples – 1.4%
Cott Holdings
5.500%, 04/01/25 (a)		4,125	4,037
Fresh Market
9.750%, 05/01/23 (a)		2,020	1,515
			5,552
Energy – 1.3%
Golar LNG Partners
6.710%, VAR ICE LIBOR USD 3 Month+4.400%, 05/22/20		3,400	3,357
Jones Energy Holdings
9.250%, 03/15/23		1,185	723
McDermott Technology Americas
10.625%, 05/01/24 (a)		710	762
Sanjel
7.500%, 06/19/19 (a) (b) (d) (g)		2,700	—
			4,842
Financials – 0.6%
Bulk Industrier
7.590%, VAR NIBOR NOK 3 Month+6.500%, 05/26/21	NOK	12,000	1,479
Toll Road Investors Partnership
6.488%, 02/15/45 (a) (c)		3,268	778
Vostok New Ventures
6.150%, 06/14/22	SEK	1,000	114
			2,371
Health Care – 0.4%
Bayer US Finance II
3.003%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/21 (a)		255	256

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2018

Description	Face Amount (000)	Value (000)
Hadrian Merger Sub
8.500%, 05/01/26 (a)	$1,452	$1,390
		1,646
Industrials – 18.1%
America West Airlines Pass-Through Trust, Ser 2000-1
8.057%, 07/02/20	222	237
Borealis Finance
7.500%, 11/16/22 (a)	5,046	5,008
Chembulk Holding
8.000%, 02/02/23 (a)	4,000	4,062
Continental Airlines Pass-Through Trust, Ser 2000-2, Cl A1
7.707%, 04/02/21	543	573
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C2
6.236%, 03/15/20	112	114
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/22	579	612
Euronav Luxembourg
7.500%, 05/31/22 (a)	1,600	1,580
FXI Holdings
7.875%, 11/01/24 (a)	3,627	3,468
HC2 Holdings
11.000%, 12/01/19 (a)	13,191	13,323
Macquarie Infrastructure
2.000%, 10/01/23	3,050	2,749
MAI Holdings
9.500%, 06/01/23	1,716	1,793
MPC Container Ships Invest BV
7.116%, VAR ICE LIBOR USD 3 Month+4.750%, 09/22/22	4,000	4,098
Mueller Industries
6.000%, 03/01/27	15,604	15,097
Stolt-Nielsen
6.375%, 09/21/22	5,700	5,550
Triumph Group
7.750%, 08/15/25	1,055	1,027
Welbilt
9.500%, 02/15/24	5,203	5,710
Xerium Technologies
9.500%, 08/15/21	4,949	5,210
		70,211

Information Technology – 4.5%
DXC Technology
3.271%, VAR ICE LIBOR USD 3 Month+0.950%, 03/01/21	3,504	3,504
First Data
7.000%, 12/01/23 (a)	5,909	6,168
j2 Cloud Services
6.000%, 07/15/25 (a)	542	559
Trimble
4.750%, 12/01/24	4,099	4,156
4.150%, 06/15/23	3,070	3,075
		17,462
Materials – 3.7%
Ferroglobe
9.375%, 03/01/22 (a)	3,679	3,895
Hexion
10.375%, 02/01/22 (a)	2,831	2,767
10.000%, 04/15/20	1,601	1,575
INVISTA Finance
4.250%, 10/15/19 (a)	4,499	4,516
NOVA Chemicals
5.250%, 06/01/27 (a)	1,804	1,685
		14,438
Real Estate – 0.5%
Avison Young Canada
9.500%, 12/15/21 (a)	1,651	1,750

Utilities – 2.1%
Vistra Energy
7.375%, 11/01/22	7,694	8,002

Total Corporate Obligations
(Cost $202,705) (000)		197,885

Commercial Paper (c) — 29.2%
AT&T
3.091%, 05/28/19	9,047	8,874
Campbell Soup
2.526%, 10/18/18	8,100	8,089
Comcast
2.426%, 10/30/18	9,984	9,962
EI du Pont de Nemours
2.359%, 11/13/18	6,661	6,641
General Motors Financial
2.605%, 10/24/18	7,488	7,473
Keurig Dr Pepper
2.306%, 10/23/18	8,100	8,087

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2018

Description	Face Amount (000)/ Shares/ Number of Warrants	Value (000)
Kraft Heinz Foods
2.471%, 10/23/18	$7,588	$7,575
Mondelez International
2.378%, 11/05/18	10,247	10,221
Nutrien
2.410%, 10/24/18	9,475	9,456
Rockwell Collins
2.402%, 10/10/18	11,064	11,055
Thomson Reuters
2.355%, 10/02/18	9,945	9,942
Tyco International
2.404%, 10/25/18	10,326	10,307
Walgreens Boots Alliance
2.410%, 10/22/18	5,685	5,676

Total Commercial Paper
(Cost $113,377) (000)		113,358

Common Stock — 1.7%
Appvion * (d)(g)	116,300	2,266
Forum Merger II, Cl A *	230,500	2,201
RA Parent * (d)(g)	56	2,211

Total Common Stock
(Cost $7,607) (000)		6,678

Convertible Bonds — 1.0%
Scorpio Tankers
2.375%, 07/01/19 (a)	431	417
Ship Finance International
5.750%, 10/15/21	3,397	3,383

Total Convertible Bonds
(Cost $3,793) (000)		3,800

Warrant — 0.0%
Forum Merger II*	230,500	134

Total Warrant
(Cost $132) (000)		134

Bank Loan Obligations — 15.5%
Appvion
8.070%, 06/12/26 (e)	1,455	1,440
BI-LO
10.338%, 05/15/24	1,525	1,525
10.335%, 05/15/24	1,587	1,587

Description	Face Amount (000)	Value (000)
10.310%, 05/15/24	$1,587	$1,587
10.165%, 05/15/24	12	12
Crestwood Holdings
9.765%, 02/28/23 (e)	6,683	6,693
Dell International
4.250%, VAR LIBOR USD 1 Month+2.000%, 09/07/23	5,148	5,158
4.000%, VAR LIBOR USD 1 Month+1.750%, 09/07/21	4,567	4,568
Eastman Kodak
8.592%, VAR LIBOR USD 1 Month+6.250%, 09/03/19	5,198	4,974
Envigo Holdings
10.840%, VAR LIBOR USD 1 Month+8.500%, 10/31/21	3,108	3,112
Fram Group Holdings
8.826%, VAR LIBOR USD 1 Month+6.750%, 12/23/21	2,498	2,511
Internap
7.900%, VAR LIBOR USD 1 Month+5.750%, 04/06/22	5,473	5,491
Lee Enterprises
12.000%, 12/15/22	2,113	2,155
8.492%, VAR LIBOR USD 1 Month+6.250%, 03/31/19	66	66
LSC Communications
7.576%, VAR LIBOR USD 1 Month+5.500%, 09/30/22	2,533	2,543
McDermott International
7.242%, VAR LIBOR USD 1 Month+5.000%, 05/12/25	3,755	3,806
Monitronics International
0.000%, 09/22/22 (h)	1,434	1,395
Prince Minerals
10.513%, 03/29/26	1,096	1,014
Production Resource Group
9.320%, VAR LIBOR USD 1 Month+7.000%, 08/21/24	2,550	2,518
Real Alloy Holding
12.386%, 12/31/49 (d)	1,246	1,246
10.000%, 01/15/19 (b)(d)	1,776	—

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2018

Description	Face Amount (000)	Value (000)
Tacala
5.549%, VAR LIBOR USD 1 Month+3.250%, 01/26/25	$734	$737
Young Innovations
6.386%, VAR LIBOR USD 1 Month+4.000%, 11/06/24	4,926	4,913
Young Innovations
0.000%, 11/06/24 (h)	886	883

Total Bank Loan Obligations
(Cost $59,494) (000)		59,934

Total Investments — 98.5%
(Cost $387,108) (000)		$381,789

Schedule of Securities Sold Short, Not Yet Purchased
Corporate Obligations — (3.7)%
Communication Services – (0.5)%
AT&T
4.250%, 03/01/27	(2,000)	$(1,978)

Consumer Discretionary – (0.2)%
Harley-Davidson
3.500%, 07/28/25	(1,000)	(959)

Consumer Staples – (1.3)%
Conagra Brands
7.125%, 10/01/26	(1,000)	(1,151)
Kraft Heinz Foods
3.000%, 06/01/26	(2,000)	(1,829)
Molson Coors Brewing
5.000%, 05/01/42	(1,000)	(995)
Reckitt Benckiser Treasury Services
3.000%, 06/26/27 (a)	(1,000)	(930)
		(4,905)
Industrials – (1.1)%
General Electric
6.750%, 03/15/32	(2,000)	(2,422)
Trinity Industries
4.550%, 10/01/24	(1,000)	(971)
WW Grainger
4.600%, 06/15/45	(1,000)	(1,043)
		(4,436)
Information Technology – (0.3)%
Lam Research
3.800%, 03/15/25	(1,000)	(994)

Description	Face Amount (000)/ Shares	Value (000)
Real Estate – (0.3)%
DDR
4.700%, 06/01/27 ‡	$(1,000)	$(1,007)

Total Corporate Obligations
(Proceeds $14,699) (000)		(14,279)

Exchange-Traded Fund — (1.1)%
iShares iBoxx $High Yield Corporate Bond ETF	(50,000)	(4,322)

Total Exchange-Traded Fund
(Proceeds $4,373) (000)		(4,322)

Total Securities Sold Short, Not Yet Purchased
(Proceeds $19,072) (000)		$(18,601)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018 is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	10/05/18	SEK	1,030	USD	113	$(3)
Brown Brothers Harriman	10/05/18	EUR	2,532	USD	2,948	7
Brown Brothers Harriman	10/05/18	NOK	12,237	USD	1,455	(48)
Brown Brothers Harriman	10/05/18	CAD	1,098	USD	831	(19)
						$(63)

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments, securities sold short, not yet purchased, and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$197,885	$—	$197,885
Commercial Paper	—	113,358	—	113,358
Common Stock	2,201	—	4,477	6,678
Convertible Bonds	—	3,800	—	3,800
Warrant	134	—	—	134
Bank Loan Obligations	—	58,688	1,246	59,934
Total Investments in Securities	$2,335	$373,731	$5,723	$381,789

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2018

Securities Sold Short, Not Yet Purchased	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$(14,279)	$—	$(14,279)
Exchange-Traded Fund	(4,322)	—	—	(4,322)
Total Securities Sold Short, Not Yet Purchased	$(4,322)	$(14,279)	$—	$(18,601)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards**
Unrealized Appreciation	$—	$7	$—	$7
Unrealized Depreciation	—	(70)	—	(70)
Total Other Financial Instruments	$—	$(63)	$—	$(63)

**	Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value (000):

	Corporate Obligations	Common Stock	Bank Loan Obligations	Total
Beginning balance as of October 1, 2017	$14	$—	$—	$14
Change in unrealized appreciation/ depreciation)	(14)	(956)	—	(970)
Purchases	—	6,407	1,478	7,885
Sales	—	(974)	(232)	(1,206)
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—
Ending balance as of September 30, 2018	$—	$4,477	$1,246	$5,723
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(14)	$(956)	$—	$(970)

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2018. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at September 30, 2018 (000)	Valuation Technique	Unobservable Inputs	Range
Common Stock	$2,266	Multiples and Comparables methods	4.5x EBITDA; 30-50% haircut of EBITDA on comparables; recent emergence from bankruptcy	4.5x - 9.0x multiple of EBITDA
Common Stock	2,211	Multiples method	5.4x of EBITDA; enterprise value	5.4x - 8.8x multiple of EBITDA
Bank Loan Obligations	1,246	Multiples method	Low level of leverage and coupon of LIBOR+10% (totaling approximately 12.3% as of 9/30/18); purchaser willingness to backstop on emergence from bankruptcy	2.15 - 2.22x net leverage

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Percentages are based on Net Assets of $387,700 (000).
*	Non-income producing security.
†	In U.S. dollars unless otherwise indicated.
‡	Real Estate Investment Trust
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2018, these securities amounted to $85,155 (000) or 22.0% of Net Assets.

(b)	Security in default on interest payments.
(c)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(d)	Level 3 security in accordance with fair value hierarchy.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(f)	All or a portion of this security has been committed as collateral for open short positions. The aggregate market value of the collateral at September 30, 2018 was $5,561 (000).
(g)	Securities considered illiquid. The total value of such securities as of 9/30/2018 was $4,477 (000) and represented 1.2% of Net Assets.
(h)	Unfunded bank loan. Interest rate not available.

CAD — Canadian Dollar

Cl — Class

EBITDA — Earnings before interest, taxes, depreciation, and amortization

ETF — Exchange-Traded Fund

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

NIBOR — Norwegian Interbank Offered Rate

NOK — Norwegian Krone

SEK — Swedish Krona

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2018

	RiverPark Large Growth Fund	RiverPark/ Wedgewood Fund	RiverPark Short Term High Yield Fund
Assets:
Investments in Securities, at Value (Note 2)	$54,677	$260,090	$887,668
Cash and Cash Equivalents	998	1,549	37,479
Receivable for Dividend and Interest Income	22	97	13,692
Prepaid Expenses	21	44	83
Receivable for Capital Shares Sold	9	121	1,298
Reclaim Receivable	2	—	—
Total Assets	55,729	261,901	940,220
Liabilities:
Income Distribution Payable	—	—	136
Payable for Capital Shares Redeemed	—	136	782
Payable for Investment Securities Purchased	—	—	24,689
Payable Due to Adviser (Note 3)	30	139	485
Payable Due to Shareholder Servicing Agent (Note 3)	15	15	69
Payable Due to Administrative Services, Retail Class Shares (Note 3)	7	13	3
Payable Due to Administrative Services, Institutional Class Shares (Note 3)	4	168	145
Payable Due to Administrator	3	13	45
Chief Compliance Officer Fees Payable	—	1	3
Other Accrued Expenses	16	73	266
Total Liabilities	75	558	26,623
Net Assets	$55,654	$261,343	$913,597
Net Assets Consist of:
Paid-in Capital	$28,837	$64,875	$933,130
Undistributed Net Investment Income/(Accumulated Net Investment Loss)	741	(484)	277
Accumulated Net Realized Gain (Loss) on Investments	2,754	92,954	(18,832)
Net Unrealized Appreciation (Depreciation) on Investments	23,322	103,998	(978)
Net Assets	$55,654	$261,343	$913,597
Investments in Securities, at Cost	$31,355	$156,092	$888,646
Net Assets - Institutional Class Shares(1)	$24,196,541	$232,068,031	$863,978,569
Net Assets - Retail Class Shares(1)	$31,457,440	$29,274,852	$49,618,857
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	950,695	11,658,509	88,321,288
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,254,271	1,485,182	5,094,885
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$25.45	$19.91	$9.78
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$25.08	$19.71	$9.74

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2018

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund
Assets:
Investments in Securities, at Value (Note 2)	$103,168	$381,789
Deposits with Brokers for Securities Sold Short, Not Yet Purchased	39,287	20,062
Cash and Cash Equivalents	2,356	4,801
Cash Collateral on Swap Contracts	250	—
Purchased Options, at Value	118	—
Receivable for Capital Shares Sold	59	847
Receivable for Dividend and Interest Income	22	3,601
Prepaid Expenses	21	58
Reclaim Receivable	4	—
Receivable for Investment Securities Sold	—	3,214
Unrealized Appreciation on Forward Foreign Currency Contracts	—	7
Total Assets	145,285	414,379
Liabilities:
Securities Sold Short, Not Yet Purchased (Note 2)	38,629	18,601
Payable for Capital Shares Redeemed	57	848
Payable to Broker	—	406
Payable for Swap Reset	54	—
Income Distribution Payable	—	100
Unrealized Depreciation on Forward Foreign Currency Contracts	—	70
Payable for Investment Securities Purchased	—	6,204
Payable Due to Adviser (Note 3)	129	208
Payable Due to Administrative Services, Institutional Class Shares (Note 3)	26	62
Payable Due to Administrator	5	19
Payable Due to Shareholder Servicing Agent (Note 3)	2	40
Payable Due to Administrative Services, Retail Class Shares (Note 3)	—	4
Chief Compliance Officer Fees Payable	—	1
Other Accrued Expenses	32	116
Total Liabilities	38,934	26,679
Net Assets	$106,351	$387,700
Net Assets Consist of:
Paid-in Capital	$68,317	$442,259
Undistributed Net Investment Income	1,641	22
Accumulated Net Realized Gain (Loss) on Investments	42	(49,670)
Net Unrealized Appreciation (Depreciation) on Investments	36,435	(4,848)
Net Unrealized Depreciation on Purchased Options	(84)	—
Net Unrealized Depreciation on Forward Foreign Currency Contracts	—	(63)
Net Assets	$106,351	$387,700
Investments in Securities, at Cost	$65,988	$387,108
Securities Sold Short, Not Yet Purchased, Proceeds	37,884	19,072
Purchased Options, at Cost	202	—
Net Assets - Institutional Class Shares(1)	$102,041,836	$348,725,843
Net Assets - Retail Class Shares(1)	$4,309,475	$38,974,390
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	7,315,162	37,028,230
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	311,952	4,144,741
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$13.95	$9.42
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$13.81	$9.40

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2018

	RiverPark Large Growth Fund	RiverPark/ Wedgewood Fund	RiverPark Short Term High Yield Fund
Investment Income:
Dividends	$419	$2,091	$458
Dividends from Master Limited Partnerships	147	—	—
Interest	10	61	30,835
Foreign Taxes Withheld	(3)	(59)	—
Total Investment Income	573	2,093	31,293
Expenses:
Investment Advisory Fees (Note 3)	333	2,665	5,905
Shareholder Service Fees(1) (Note 3)	76	80	222
Administrative Services Fee, Retail Class Shares (Note 3)	36	33	125
Administrator Fees (Note 3)	31	245	543
Administrative Services Fee, Institutional Class Shares (Note 3)	20	484	800
Trustees’ Fees (Note 3)	2	22	41
Chief Compliance Officer Fees (Note 3)	1	11	24
Registration Fees	33	51	44
Transfer Agent Fees	15	118	258
Printing Fees	9	32	120
Professional Fees	6	24	99
Custodian Fees	2	31	22
Insurance and Other Fees	7	57	98
Total Expenses	571	3,853	8,301
Net Expenses	571	3,853	8,301
Net Investment Income (Loss)	2	(1,760)	22,992
Net Realized and Unrealized Gain (Loss):
Net Realized Gain From:
Investments	3,530	181,256	482
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,761	(87,922)	1,273
Net Realized and Unrealized Gain	10,291	93,334	1,755
Net Increase in Net Assets Resulting from Operations	$10,293	$91,574	$24,747

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2018

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund
Investment Income:
Dividends	$672	$3
Dividends from Master Limited Partnerships	349	—
Interest	531	23,527
Foreign Taxes Withheld	(7)	—
Total Investment Income	1,545	23,530
Expenses:
Investment Advisory Fees (Note 3)	1,428	2,713
Administrative Services Fee, Institutional Class Shares (Note 3)	106	359
Administrator Fees (Note 3)	57	250
Shareholder Service Fees(1) (Note 3)	9	235
Administrative Services Fee, Retail Class Shares (Note 3)	6	115
Trustees’ Fees (Note 3)	4	19
Chief Compliance Officer Fees (Note 3)	3	11
Interest and Dividend Expense	1,407	1,096
Registration Fees	37	50
Transfer Agent Fees	27	118
Printing Fees	18	56
Professional Fees	11	45
Stock Loan Fee	11	—
Custodian Fees	8	12
Insurance and Other Fees	12	56
Total Expenses	3,144	5,135
Fees Waived by Adviser (Note 3)	(3)	—
Net Expenses	3,141	5,135
Net Investment Income (Loss)	(1,596)	18,395
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	12,900	(9,786)
Purchased Options	(957)	—
Written Options	29	—
Securities Sold Short, Not Yet Purchased	(7,963)	631
Swaps Contracts	864	—
Forward Foreign Currency Contracts	—	421
Foreign Currency Transactions	—	(427)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,287	3,988
Purchased Options	(84)	—
Securities Sold Short, Not Yet Purchased	2,922	661
Forward Foreign Currency Contracts	—	(78)
Net Realized and Unrealized Gain (Loss)	13,998	(4,590)
Net Increase in Net Assets Resulting from Operations	$12,402	$13,805

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Large Growth Fund		RiverPark/Wedgewood Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net Investment Income (Loss)	$2	$115	$(1,760)	$(422)
Net Realized Gain from Investments	3,530	5,266	181,256	223,857
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,761	5,130	(87,922)	(80,082)
Net Increase in Net Assets Resulting from Operations	10,293	10,511	91,574	143,353

Distributions to Shareholders From:
Net Investment Income:
Institutional Class Shares	(7)	(167)	—	(2,353)
Retail Class Shares	—	(69)	—	—
Net Realized Gains:
Institutional Class Shares	(1,592)	—	(74,061)	—
Retail Class Shares	(2,526)	—	(5,205)	—
Total Distributions to Shareholders	(4,125)	(236)	(79,266)	(2,353)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	4,268	1,010	35,161	135,588
Shares Issued as Reinvestment of Distributions	1,599	167	66,255	2,079
Shares Redeemed	(2,746)	(21,038)	(438,463)	(1,203,409)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	3,121	(19,861)	(337,047)	(1,065,742)
Retail Class Shares:
Shares Issued	2,425	2,736	1,844	6,583
Shares Issued as Reinvestment of Distributions	2,513	68	5,100	—
Shares Redeemed	(5,847)	(10,793)	(22,294)	(23,208)
Net Decrease in Net Assets from Retail Class Shares Transactions	(909)	(7,989)	(15,350)	(16,625)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,212	(27,850)	(352,397)	(1,082,367)
Net Increase (Decrease) in Net Assets	8,380	(17,575)	(340,089)	(941,367)
Net Assets:
Beginning of year	47,274	64,849	601,432	1,542,799
End of year	$55,654	$47,274	$261,343	$601,432
Undistributed (Distributions in Excess of) Net Investment Income/ (Accumulated Net Investment Loss)	$741	$741	$(484)	$(874)
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	176	52	1,908	7,691
Shares Issued as Reinvestment of Distributions	72	9	3,793	121
Shares Redeemed	(113)	(1,095)	(23,508)	(66,895)
Net Increase (Decrease) in Institutional Class Shares	135	(1,034)	(17,807)	(59,083)
Retail Class Shares:
Shares Issued	105	139	101	375
Shares Issued as Reinvestment of Distributions	115	4	294	—
Shares Redeemed	(255)	(546)	(1,191)	(1,310)
Net Decrease in Retail Class Shares	(35)	(403)	(796)	(935)
Net Increase (Decrease) in Share Transactions	100	(1,437)	(18,603)	(60,018)

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Short Term High Yield Fund		RiverPark Long/Short Opportunity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net Investment Income (Loss)	$22,992	$24,650	$(1,596)	$(1,801)
Net Realized Gain from Investments, Written and Purchased Options. Securities Sold Short, Not Yet Purchased and Swap Contracts	482	294	4,873	9,910
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Securities Sold Short, Not Yet Purchased and Swap Contracts	1,273	(2,050)	9,125	9,748
Net Increase in Net Assets Resulting from Operations	24,747	22,894	12,402	17,857

Distributions to Shareholders From:
Net Investment Income:
Institutional Class Shares	(21,102)	(19,683)	(619)	—
Retail Class Shares	(1,891)	(4,734)	(17)	—
Net Realized Gains:
Institutional Class Shares	—	—	(424)	—
Retail Class Shares	—	—	(17)	—
Total Distributions to Shareholders	(22,993)	(24,417)	(1,077)	—
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	333,992	369,251	31,504	16,075
Shares Issued as Reinvestment of Distributions	19,438	17,114	1,043	—
Shares Redeemed	(240,223)	(242,269)	(26,406)	(52,387)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	113,207	144,096	6,141	(36,312)
Retail Class Shares:
Shares Issued	20,008	41,550	2,053	989
Shares Issued as Reinvestment of Distributions	1,867	4,687	33	—
Shares Redeemed	(88,387)	(205,209)	(1,694)	(1,895)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(66,512)	(158,972)	392	(906)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	46,695	(14,876)	6,533	(37,218)
Net Increase (Decrease) in Net Assets	48,449	(16,399)	17,858	(19,361)
Net Assets:
Beginning of year	865,148	881,547	88,493	107,854
End of year	$913,597	$865,148	$106,351	$88,493
Undistributed Net Investment Income	$277	$280	$1,641	$1,712
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	34,157	37,729	2,370	1,472
Shares Issued as Reinvestment of Distributions	1,989	1,751	83	—
Shares Redeemed	(24,570)	(24,755)	(2,012)	(4,709)
Net Increase (Decrease) in Institutional Class Shares	11,576	14,725	441	(3,237)
Retail Class Shares:
Shares Issued	2,055	4,259	155	84
Shares Issued as Reinvestment of Distributions	192	481	3	—
Shares Redeemed	(9,070)	(21,030)	(131)	(174)
Net Increase (Decrease) in Retail Class Shares	(6,823)	(16,290)	27	(90)
Net Increase (Decrease) in Share Transactions	4,753	(1,565)	468	(3,327)

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Strategic Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net Investment Income	$18,395	$28,725
Net Realized Loss from Investments, Securities Sold Short, Not Yet Purchased, Forward Foreign Currency Contracts and Foreign Currency Transactions	(9,161)	(1,008)
Net Change in Unrealized Appreciation on Investments, Securities Sold Short, Not Yet Purchased, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,571	5,181
Net Increase in Net Assets Resulting from Operations	13,805	32,898

Distributions to Shareholders From:
Net Investment Income:
Institutional Class Shares	(14,428)	(14,421)
Retail Class Shares	(3,910)	(12,625)
Net Realized Gains:
Institutional Class Shares	—	—
Retail Class Shares	—	—
Total Distributions to Shareholders	(18,338)	(27,046)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	147,854	185,403
Shares Issued as Reinvestment of Distributions	13,142	12,578
Shares Redeemed	(120,413)	(134,870)
Net Increase in Net Assets from Institutional Class Shares Transactions	40,583	63,111
Retail Class Shares:
Shares Issued	39,021	61,823
Shares Issued as Reinvestment of Distributions	3,866	12,556
Shares Redeemed	(104,389)	(337,867)
Net Decrease in Net Assets from Retail Class Shares Transactions	(61,502)	(263,488)
Net Decrease in Net Assets from Capital Share Transactions	(20,919)	(200,377)
Net Decrease in Net Assets	(25,452)	(194,525)
Net Assets:
Beginning of year	413,152	607,677
End of year	$387,700	$413,152
Undistributed Net Investment Income	$22	$83
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	15,631	19,451
Shares Issued as Reinvestment of Distributions	1,392	1,322
Shares Redeemed	(12,726)	(14,185)
Net Increase in Institutional Class Shares	4,297	6,588
Retail Class Shares:
Shares Issued	4,128	6,513
Shares Issued as Reinvestment of Distributions	410	1,325
Shares Redeemed	(11,081)	(35,513)
Net Decrease in Retail Class Shares	(6,543)	(27,675)
Net Decrease in Share Transactions	(2,246)	(21,087)

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights For a Share Outstanding Throughout Each Period For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Large Growth Fund
Institutional Class Shares
2018	$22.61	$0.04	$4.79	$4.83	$(0.01)	$(1.98)	$(1.99)
2017	18.41	0.08	4.22	4.30	(0.10)	—	(0.10)
2016	16.93	0.09	1.69	1.78	— (2)	(0.30)	(0.30)
2015	18.34	0.09	(0.99)	(0.90)	—	(0.51)	(0.51)
2014	16.28	0.02	2.21	2.23	(0.04)	(0.13)	(0.17)
Retail Class Shares
2018	$22.36	$(0.02)	$4.72	$4.70	$—	$(1.98)	$(1.98)
2017	18.20	0.02	4.18	4.20	(0.04)	—	(0.04)
2016	16.77	0.06	1.67	1.73	—	(0.30)	(0.30)
2015	18.21	0.05	(0.98)	(0.93)	—	(0.51)	(0.51)
2014	16.18	(0.03)	2.19	2.16	— (2)	(0.13)	(0.13)
RiverPark/Wedgewood Fund
Institutional Class Shares
2018	$18.95	$(0.08)	$3.97	$3.89	$—	$(2.93)	$(2.93)
2017	16.82	(0.01)	2.17	2.16	(0.03)	—	(0.03)
2016	16.93	0.05	0.60	0.65	(0.08)	(0.68)	(0.76)
2015	18.37	0.06	(0.67)	(0.61)	(0.01)	(0.82)	(0.83)
2014	16.21	0.01	2.41	2.42	—	(0.26)	(0.26)
Retail Class Shares
2018	$18.83	$(0.12)	$3.93	$3.81	$—	$(2.93)	$(2.93)
2017	16.72	(0.04)	2.15	2.11	—	—	—
2016	16.73	0.10 (4)	0.59	0.69	(0.02)	(0.68)	(0.70)
2015	18.21	— (2)	(0.66)	(0.66)	—	(0.82)	(0.82)
2014	16.09	(0.03)	2.41	2.38	—	(0.26)	(0.26)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$25.45	22.68%	$24,197	0.95%		0.95%	0.16%	35%
22.61	23.47	18,451	0.93		0.93	0.39	13
18.41	10.58	34,056	0.98	(3)	0.90	0.54	33
16.93	(5.03)	34,963	1.00	(3)	0.95	0.47	30
18.34	13.75 †	13,954	1.00	(3)	0.98	0.13	33

$25.08	22.34%	$31,457	1.23%		1.23%	(0.11)%	35%
22.36	23.15	28,823	1.22		1.22	0.08	13
18.20	10.36	30,793	1.17	(3)	1.11	0.37	33
16.77	(5.23)	44,634	1.25	(3)	1.23	0.29	30
18.21	13.44 †	53,293	1.25		1.26	(0.14)	33

$19.91	22.69%	$232,068	0.92%		0.92%	(0.41)%	21%
18.95	12.85	558,476	0.85		0.85	(0.03)	31
16.82	3.88	1,489,036	0.82		0.82	0.28	24
16.93	(3.52)	1,975,999	0.85		0.85	0.34	24
18.37	15.04	1,700,475	0.88		0.88	0.06	24

$19.71	22.37%	$29,275	1.15%		1.15%	(0.65)%	21%
18.83	12.62	42,956	1.08		1.08	(0.20)	31
16.72	4.13 (5)	53,763	0.54	(6)	0.54 (6)	0.58 (7)	24
16.73	(3.83)	111,872	1.16		1.16	(0.02)	24
18.21	14.91	209,457	1.05		1.05	(0.17)	24

†	Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes previously waived investment advisory fees recovered.
(4)

The net investment income per share has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the net investment income per share would have been $0.01 per share.

(5)

Total return has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, total return would have been 3.63%.

(6)

The ratio of net expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net expenses to average net assets would have been 1.08%.

(7)

The ratio of net investment income to average net assets has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net investment income to average net assets would have been 0.04%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Short Term High Yield Fund
Institutional Class Shares
2018	$9.76	$0.25	$0.02	$0.27	$(0.25)	$—	$(0.25)
2017	9.78	0.28	(0.02)	0.26	(0.28)	—	(0.28)
2016	9.78	0.29	— (6)	0.29	(0.29)	—	(0.29)
2015	9.94	0.33	(0.16)	0.17	(0.33)	—	(0.33)
2014	9.98	0.38	(0.04)	0.34	(0.38)	—	(0.38)
Retail Class Shares
2018	$9.73	$0.21	$0.02	$0.23	$(0.22)	$—	$(0.22)
2017	9.75	0.25	(0.02)	0.23	(0.25)	—	(0.25)
2016	9.75	0.27	— (6)	0.27	(0.27)	—	(0.27)
2015	9.92	0.30	(0.16)	0.14	(0.31)	—	(0.31)
2014	9.97	0.36	(0.05)	0.31	(0.36)	—	(0.36)
RiverPark Long/Short Opportunity Fund
Institutional Class Shares
2018	$12.37	$(0.22)	$1.95	$1.73	$(0.09)	$(0.06)	$(0.15)
2017	10.29	(0.20)	2.28	2.08	—	—	—
2016	10.09	(0.18)	0.38	0.20	—	—	—
2015	10.51	(0.15)	(0.27)	(0.42)	—	—	—
2014	10.10	(0.21)	0.62	0.41	—	—	—
Retail Class Shares
2018	$12.24	$(0.24)	$1.93	$1.69	$(0.06)	$(0.06)	$(0.12)
2017	10.21	(0.22)	2.25	2.03	—	—	—
2016	10.03	(0.17)	0.35	0.18	—	—	—
2015	10.46	(0.16)	(0.27)	(0.43)	—	—	—
2014	10.08	(0.22)	0.60	0.38	—	—	—

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$9.78	2.79%	$863,978	0.89%		0.89%	2.57%	193%
9.76	2.67	749,232	0.87		0.87	2.89	194
9.78	3.05	606,510	0.84		0.84	2.98	114
9.78	1.72	666,036	0.87		0.87	3.31	90
9.94	3.48	680,443	0.90		0.90	3.81	195

$9.74	2.53%	$49,619	1.18%		1.18%	2.16%	193%
9.73	2.42	115,916	1.16		1.16	2.53	194
9.75	2.81	275,037	1.08		1.08	2.74	114
9.75	1.47	204,234	1.18		1.18	3.00	90
9.92	3.02	225,058	1.18		1.18	3.62	195

$13.95	14.19%†	$102,042	3.28	%(8)	3.28%	(1.67)%	59%
12.37	20.21	85,001	3.17	(7)	3.17	(1.81)	24
10.29	1.98	104,030	3.13	(4)(5)	3.12	(1.75)	40
10.09	(4.00)	97,196	3.01	(3)(5)	3.00	(1.41)	35
10.51	4.06	107,276	3.22	(2)(5)	3.16	(1.99)	59

$13.81	14.06%†	$4,309	3.48	%(8)	3.58%	(1.86)%	59%
12.24	19.88	3,492	3.38	(7)	3.49	(2.03)	24
10.21	1.79	3,824	3.33	(4)(5)	3.31	(1.70)	40
10.03	(4.11)	13,246	3.16	(3)(5)	3.19	(1.55)	35
10.46	3.77	16,194	3.37	(2)(5)	3.29	(2.03)	59

†	Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)

Dividend expense and stock loan fee totaled 1.37% of average net assets for the year ended September 30, 2014. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(3)

Dividend expense and stock loan fee totaled 1.16% of average net assets for the year ended September 30, 2015. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(4)

Dividend expense and stock loan fee totaled 1.35% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 1.78% and 1.98%, respectively.

(5)	Ratios include previously waived investment advisory fees recovered.
(6)	Amount represents less than $0.01 per share.
(7)

Dividend expense and stock loan fee totaled 1.38% of average net assets for the period ended September 30, 2017. Had these expenses not been included the ratios would have been 1.79% and 2.00%, respectively.

(8)

Dividend expense and stock loan fee totaled 1.48% of average net assets for the period ended September 30, 2018. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
RiverPark Strategic Income Fund
Institutional Class Shares
2018	$9.52	$0.42	$(0.10)	$0.32	$(0.42)	$—		$(0.42)
2017	9.43	0.54	0.05	0.59	(0.50)	—		(0.50)
2016	9.49	0.52	(0.04)	0.48	(0.54)	—		(0.54)
2015	10.26	0.56	(0.72)	(0.16)	(0.60)	(0.01)		(0.61)
2014(2)	10.00	0.59	0.12 (4)	0.71	(0.45)	—	(3)	(0.45)
Retail Class Shares
2018	$9.50	$0.41	$(0.11)	$0.30	$(0.40)	$—		$(0.40)
2017	9.42	0.52	0.04	0.56	(0.48)	—		(0.48)
2016	9.48	0.49	(0.04)	0.45	(0.51)	—		(0.51)
2015	10.26	0.53	(0.72)	(0.19)	(0.58)	(0.01)		(0.59)
2014(2)	10.00	0.55	0.14 (4)	0.69	(0.43)	—	(3)	(0.43)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$9.42	3.46%	$348,726	1.17	%(7)	1.17%	4.44%	55%
9.52	6.39	311,573	1.00	(6)	1.00	5.58	62
9.43	5.34	246,474	0.93	(5)	0.93	5.64	69
9.49	(1.63)	247,726	0.90		0.90	5.57	54
10.26	7.16	205,825	0.91		0.91	5.67	61

$9.40	3.19%	$38,974	1.43	%(7)	1.43%	4.30%	55%
9.50	6.01	101,579	1.29	(6)	1.29	5.50	62
9.42	5.08	361,203	1.24	(5)	1.24	5.32	69
9.48	(1.98)	391,558	1.19		1.19	5.29	54
10.26	6.93	306,131	1.24		1.24	5.29	61

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Commenced operations on September 30, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(3)	Amount represents less than $0.01 per share.
(4)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)

Dividend expense and stock loan fee totaled 0.09% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 0.84% and 1.15%, respectively.

(6)

Dividend expense and stock loan fee totaled 0.13% of average net assets for the year ended September 30, 2017. Had these expenses not been included the ratios would have been 0.87% and 1.16%, respectively.

(7)

Dividend expense and stock loan fee totaled 0.26% of average net assets for the year ended September 30, 2018. Had these expenses not been included the ratios would have been 0.91% and 1.17%, respectively.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements September 30, 2018

1. Organization

RiverPark Funds Trust (the “Trust”), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2018, the Trust was comprised of five funds: the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund and the RiverPark Strategic Income Fund (each a “Fund” and collectively the “Funds”). The investment objective of the RiverPark Large Growth Fund and RiverPark/Wedgewood Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. Each of the Funds is diversified with the exception of the RiverPark/Wedgewood Fund which is non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund, has registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees.

The RiverPark Short Term High Yield Fund was closed to new investors on June 21, 2013. Effective as of the close of business on April 5, 2017 (the “Re-Opening Date”), the RiverPark Short Term High Yield Fund was made publicly available for sale on a limited basis as set forth below.

The following groups will be permitted to purchase Fund shares after the Re-Opening Date:

1.

Shareholders of record of the Fund as of the Re-Opening Date (although if a shareholder closes all accounts in the Fund, additional investment in the Fund from that shareholder may not be accepted) may continue to purchase additional shares in their existing Fund accounts either directly from the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund,

2.	New shareholders may open Fund accounts and purchase directly from the Fund (i.e. not through a financial intermediary), and

3.

Members of the Fund’s Board of Trustees, persons affiliated with RiverPark Advisors, LLC or Cohanzick Management, LLC and their immediate families will be able to purchase shares of the Fund and establish new accounts.

The Fund may from time to time, in its sole discretion, limit the types of investors permitted to open new accounts, limit new purchases or otherwise modify the above policy at any time on a case-by-case basis.

On September 28, 2018, the RiverPark Focused Value Fund ceased operations and liquidated all remaining assets on a pro rata basis to the shareholders.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Notes to Financial Statements September 30, 2018

2. Summary of Significant Accounting Policies (continued)

Valuation of Investments — Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange (“NYSE”). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees (“the Board”).

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a “business day”). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

●	Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 —

Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 —	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedules of Securities Sold Short, Not Yet Purchased, open forward currency contracts and list of open swap contracts.

It is the Funds’ policy to recognize transfers into and out of Levels at the end of the reporting period. For the year ended September 30, 2018, there were no significant changes to the Funds’ fair value methodologies.

Notes to Financial Statements September 30, 2018

2. Summary of Significant Accounting Policies (continued)

Securities Sold Short, Not Yet Purchased — As consistent with the RiverPark Long/Short Opportunity Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. As consistent with the RiverPark Strategic Income Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 15% of the value of its net assets. A short sale is the sale by a fund of a security which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A realized gain, limited to the price at which the Funds sold the security short, or a realized loss, unlimited in size on a standalone basis, will be recognized upon the close of a short sale.

Until the Funds close their short position or replace the borrowed security, the Funds will maintain a segregated account with its custodian containing marginable securities. The Funds may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Written/Purchased Options — Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options as well as purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may sell uncovered call and put options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The realized and unrealized gain (loss) from purchased and written options, if any, are disclosed separately on the Statements of Operations.

For the year ended September 30, 2018, the average Delta-Adjusted monthly market value of equity options was as follows:

Average Market Value for Purchased Options	$528,284
Average Market Value for Written Options	$(427,463)

Notes to Financial Statements September 30, 2018

2. Summary of Significant Accounting Policies (continued)

Swap Agreements — The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or monthly during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Monthly reset payments on the total return swap are inclusive of interest, commissions and dividends which are recorded as part of the net realized gains and losses in the Statement of Operations. Net realized gain on swap contracts was $864,386 for the year ended September 30, 2018. The total return swaps reset monthly, as such there was $0 unrealized appreciation (depreciation) as of September 30, 2018. For the year ended September 30, 2018, the average notional value of equity swaps was as follows:

Average Monthly Notional Value	$13,014,535

Notes to Financial Statements September 30, 2018

2. Summary of Significant Accounting Policies (continued)

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of September 30, 2018, the RiverPark Long/Short Opportunity Fund entered into swap agreements with one counterparty, Goldman Sachs.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

As of September 30, 2018, there are no derivative assets (unrealized appreciation) or derivative liabilities (unrealized depreciation) to present within the netting arrangement. For presentation purposes, the Master Netting tables have been omitted.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Notes to Financial Statements September 30, 2018

2. Summary of Significant Accounting Policies (continued)

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares. Dividends from MLPs are recorded on the ex-dividend date.

Investment Transactions — Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments — Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund’s do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Notes to Financial Statements September 30, 2018

2. Summary of Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2018, the RiverPark Strategic Income Fund held forward contracts as currency hedges against foreign bonds. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. In accordance with this policy, the unrealized appreciation and depreciation as of September 30, 2018 is presented as unrealized appreciation or depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and unrealized gains (losses) on forward contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2018, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts	$4,129,511

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund and RiverPark Long/Short Opportunity Fund, and declared and paid monthly for the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes — Each Fund intends to qualify or continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2018, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

3. Agreements

Investment Advisory Agreement — RiverPark Advisors, LLC (“RiverPark”) serves as the Funds’ investment adviser (the “Adviser”). The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2019 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, not yet purchased, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, certain levels as set forth below.

Notes to Financial Statements September 30, 2018

3. Agreements (continued)

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s contractual expense limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Expense Limitation (Institutional Class)	Expense Limitation (Retail Class)	Expense Limitation (Class C)*
RiverPark Large Growth Fund	0.65%	1.00%	1.25%	2.00%
RiverPark/Wedgewood Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Short Term High Yield Fund	0.65%	1.00%	1.25%	N/A
RiverPark Long/Short Opportunity Fund	1.50%	1.85%	2.00%	2.85%
RiverPark Strategic Income Fund	0.65%	1.00%	1.25%	2.00%

*	Class C Shares are not currently being offered for sale to investors.

The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the fees were waived or Fund expenses were absorbed, to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rates in the above table.

For the year ended September 30, 2018, the Adviser fee waiver analysis is as follows:

Fund	Unexpired Fee Waivers at September 30, 2017	Fees Waived for the Year Ended September 30, 2018	Fees Recaptured for the Year Ended September 30, 2018	Fee Waivers Expired for the Year Ended September 30, 2018	Unexpired Fee Waivers at September 30, 2018
RiverPark Long/Short Opportunity Fund	$3,714	$3,195	$—	$—	$6,909

As of September 30, 2018, the Adviser may in the future seek reimbursement of previously waived fees for the Funds as follows:

	Expiring 2020	Expiring 2021	Total
RiverPark Long/Short Opportunity Fund	$3,714	$3,195	$6,909

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund and RiverPark Long/Short Opportunity Fund. The Adviser has discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions.

Notes to Financial Statements September 30, 2018

3. Agreements (continued)

RiverPark oversees the day-to-day portfolio management services provided by the following sub-advisers:

Fund	Investment Sub-Adviser
RiverPark/Wedgewood Fund	Wedgewood Partners, Inc.
RiverPark Short Term High Yield Fund	Cohanzick Management, LLC
RiverPark Strategic Income Fund	Cohanzick Management, LLC

The discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions has been delegated by the Adviser to Wedgewood Partners, Inc. (“Wedgewood”) and Cohanzick Management, LLC with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners, and the owners of Wedgewood own 2.5% of RiverPark’s holding company. For its services as sub-adviser to the RiverPark/Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark’s adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of RiverPark/Wedgewood Fund’s average net assets in excess of $50,000,000.

Administrator, Custodian and Transfer Agent — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and average daily net assets of the Fund. For the year ended September 30, 2018, the Funds were charged $1,126,407 for these services.

Brown Brothers Harriman & Co. (the “Custodian”) serves as the Funds’ custodian pursuant to a Custodian Agreement. DST Systems, Inc. (the “Transfer Agent”) serves as the Funds’ transfer agent pursuant to an Agency Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the “Distributor”) serves as the Funds’ distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2018, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other — Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and any staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Notes to Financial Statements September 30, 2018

4. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year ended September 30, 2018, were as follows:

Fund	Purchases (000)	Proceeds from Sales and Maturities (000)
RiverPark Large Growth Fund	$17,315	$19,282
RiverPark/Wedgewood Fund	87,027	516,157
RiverPark Short Term High Yield Fund	2,799,502	719,320
RiverPark Long/Short Opportunity Fund	58,252	56,617
RiverPark Strategic Income Fund	249,353	218,016

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2018.

The RiverPark Strategic Income Fund and the Destinations Global Fixed Income Opportunities Fund engaged in cross trades with each other during the year ended September 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. The RiverPark Strategic Income Fund sold securities to the affiliated Destinations Global Fixed Income Opportunities Fund in the amount of $50,375,949, resulting in a realized loss of $374,844 in the Strategic Income Fund.

5. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly the following permanent differences are primarily attributable to distribution reclassification, equalization, losses on paydowns, investments in swaps, currency transactions, partnership adjustment, short security dividend expense adjustment, net operating loss offset to short term gain and REIT adjustments which have been classified to/from the following components of net assets (000):

Fund	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
RiverPark Large Growth Fund	$5	$(5)	$—
RiverPark/Wedgewood Fund	2,150	(67,586)	65,436
RiverPark Short Term High Yield Fund	(2)	2	—
RiverPark Long/Short Opportunity Fund	2,161	(2,161)	—
RiverPark Strategic Income Fund	(118)	118	—

Notes to Financial Statements September 30, 2018

5. Federal Tax Information (continued)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two years ended September 30, 2018 and 2017 was as follows (000):

Fund	Ordinary Income	Long-Term Capital Gain	Total
RiverPark Large Growth Fund
2018	$7	$4,118	$4,125
2017	206	30	236
RiverPark/Wedgewood Fund
2018	—	79,266	79,266
2017	2,353	—	2,353
RiverPark Short Term High Yield Fund
2018	22,993	—	22,993
2017	24,418	—	24,418
RiverPark Long/Short Opportunity Fund
2018	—	1,077	1,077
2017	—	—	—
RiverPark Strategic Income Fund
2018	18,338	—	18,338
2017	27,046	—	27,046

As of September 30, 2018, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Post-October Losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Current Year Loss Deferral	Total Distributable Earnings (Accumulated Losses)
RiverPark Large Growth Fund	$—	$3,600	$—	$—	$23,314	$—	$(97)	$26,817
RiverPark/Wedgewood Fund	—	96,210	—	—	100,744	—	(486)	196,468
RiverPark Short Term High Yield Fund	278	—	(18,832)	—	(978)	(1)	—	(19,533)
RiverPark Long/Short Opportunity Fund	—	3,399	—	—	35,888	(978)	(275)	38,034
RiverPark Strategic Income Fund	—	—	(49,670)	—	(4,849)	—	(40)	(54,559)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2018 through September 30, 2018 and specified losses realized on investment transactions from November 1, 2017 through September 30, 2018. The RiverPark Large Growth Fund, RiverPark/Wedgewood Fund and RiverPark Long/Short Opportunity Fund elect to defer the late-year loss of $96,994, $485,533 and $274,629, respectively, and to treat it as having arisen in the following fiscal year. The RiverPark Strategic Income Fund elects to defer the specified late-year loss of $39,453 and to treat it as having arisen in the following fiscal year.

Notes to Financial Statements September 30, 2018

5. Federal Tax Information (continued)

Funds are permitted to carry forward capital losses indefinitely and such losses will retain their character as either short-term or long-term. As of September 30, 2018, the Funds had capital loss carryforwards as follows (000):

Fund	Short Term Loss	Long Term Loss	Total
RiverPark Short Term High Yield Fund	$13,515	$5,317	$18,832
RiverPark Strategic Income Fund	6,192	43,478	49,670

During the year ended September 30, 2018, the following funds utilized capital loss carryforwards to offset capital gains as follows (000):

Fund	Short Term Loss	Long Term Loss	Total
RiverPark Short Term High Yield Fund	$479	$—	$479

For federal income tax purposes, the cost of investments owned at September 30, 2018 and the net realized gains or losses on securities sold for the period could be different from amounts reported for financial reporting purposes, due to partnership basis adjustments and book versus tax adjustment such as wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds were as follows (000):

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RiverPark Large Growth Fund	$31,364	$23,707	$(394)	$23,313
RiverPark/Wedgewood Fund	159,346	106,901	(6,157)	100,744
RiverPark Short Term High Yield Fund	888,646	1,120	(2,098)	(978)
RiverPark Long/Short Opportunity Fund	28,768	38,074	(2,185)	35,889
RiverPark Strategic Income Fund	367,975	2,118	(6,968)	(4,850)

Subsequent to September 30, 2018, the following Funds paid distributions:

Fund	Ex Date	Record Date	Payable Date	Rate (per share)
RiverPark Short Term High Yield Fund
Institutional Class Shares	October 31, 2018	October 30, 2018	November 1, 2018	0.0256
Retail Class Shares	October 31, 2018	October 30, 2018	November 1, 2018	0.0234
RiverPark Strategic Income Fund
Institutional Class Shares	October 31, 2018	October 30, 2018	November 1, 2018	0.0401
Retail Class Shares	October 31, 2018	October 30, 2018	November 1, 2018	0.0380

Notes to Financial Statements September 30, 2018

6. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments that are or are rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will recognize a loss. The risk on a standalone or unhedged short sale is unlimited because the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

Notes to Financial Statements September 30, 2018

6. Risks (continued)

The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Furthermore, the swap counterparty’s obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund settles swap agreements at least monthly.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in bank loan obligations. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle.

The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

The RiverPark/Wedgewood Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

A more complete description of risks is included in each Fund’s prospectus and SAI.

Notes to Financial Statements September 30, 2018

7. Other

As of September 30, 2018, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

Fund
RiverPark Large Growth Fund
Institutional Class Shares	78%
Retail Class Shares	90%
RiverPark/Wedgewood Fund
Institutional Class Shares	59%
Retail Class Shares	61%
RiverPark Short Term High Yield Fund
Institutional Class Shares	76%
Retail Class Shares	81%
RiverPark Long/Short Opportunity Fund
Institutional Class Shares	79%
Retail Class Shares	85%
RiverPark Strategic Income Fund
Institutional Class Shares	75%
Retail Class Shares	76%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

8. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

9. Subsequent Events

On August 7, 2018, the Board of Trustees of the RiverPark Floating Rate CMBS Fund (the “Interval Fund”), a closed-end interval fund which shares the same Board of Trustees and Adviser, RiverPark Advisors, LLC, as the Trust voted to approve the reorganization of the Interval Fund into a newly created series of the Trust (the “New Fund”). The New Fund is designed to be identical from an investment perspective to the Interval Fund, but will be organized as an open-end mutual fund instead of a closed-end interval fund.

On November 9, 2018, a majority of the shareholders of the Interval Fund approved the conversion of the Interval Fund into the New Fund. On November 12, 2018, the conversion of the Interval Fund was completed, and the New Fund commenced operations, assuming all liabilities of the Interval Fund. All existing shareholders of the Fund were issued an identical number of in-kind shares of the New Fund.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
RiverPark Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedules of securities sold short, not yet purchased, list of open swap agreements, list of open option contracts, and list of open forward foreign currency contracts of RiverPark Funds Trust (the “Trust”) comprising RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, and RiverPark Strategic Income Fund (the “Funds”) as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers, and agency banks or by other appropriate auditing procedures where replies from brokers or agency banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 28, 2018

Trustees and Officers of the Trust (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2018.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships held by Trustee
Richard Browne, 156 West 56th Street, 17th Floor, New York, NY 10019 (58)	Independent Trustee	Indefinite; since September 20, 2010	President, Rector Management Corp. (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005).	6	None
David Sachs, 156 West 56th Street, 17th Floor, New York, NY 10019 (51)	Independent Trustee	Indefinite; since December 12, 2016	Retired (since 2010); Managing Partner, Hocky Capital (1996-2010).	6	None
Ira Balsam, 156 West 56th Street, 17th Floor, New York, NY 10019 (53)	Independent Trustee	Indefinite; since March 1, 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011).	6	None
Morty Schaja*, 156 West 56th Street, 17th Floor, New York, NY 10019 (64)	Interested Trustee, President and Chairman of the Board	Indefinite; since June 22, 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Mitch Rubin*, 156 West 56th Street, 17th Floor, New York, NY 10019 (52)	Interested Trustee	Indefinite; since September 20, 2010	Chief Investment Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009.	6	None
Paul Genova, 156 West 56th Street, 17th Floor, New York, NY 10019 (42)	Secretary	Since September 20, 2010	Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	N/A	N/A

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships held by Trustee
Matt Kelly, 156 West 56th Street, 17th Floor, New York, NY 10019 (49)	Vice President	Since September 20, 2010	Chief Marketing Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010).	N/A	N/A
Stephen Connors, One Freedom Valley Drive, Oaks, PA 19456 (34)	Treasurer and Chief Financial Officer	Since 2016	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	N/A	N/A
Stacey Gillespie, 480 E. Swedesford Road, Suite 300 Wayne, Pa 19087 (44)	Chief Compliance Officer	Since November 2015	Managing Director, Cipperman Compliance Services; Chief Compliance Officer, Boenning & Scattergood, Inc (2007 to 2015).	N/A	N/A

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**	The Fund complex includes each series of the Trust and the RiverPark Floating Rate CMBS Fund.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Net Annualized Expense Ratios	Expenses Paid During Period*
RiverPark Large Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,121.60	0.97%	$5.16
Hypothetical 5% Return	1,000.00	1,020.21	0.97	4.91
RiverPark Large Growth Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,120.10	1.23	6.54
Hypothetical 5% Return	1,000.00	1,018.90	1.23	6.23
RiverPark/Wedgewood Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,139.00	0.91	4.88
Hypothetical 5% Return	1,000.00	1,020.51	0.91	4.61
RiverPark/Wedgewood Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,136.70	1.13	6.05
Hypothetical 5% Return	1,000.00	1,019.40	1.13	5.72

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Net Annualized Expense Ratios		Expenses Paid During Period*
RiverPark Short Term High Yield Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,016.80	0.89%		$4.50
Hypothetical 5% Return	1,000.00	1,020.61	0.89		4.51
RiverPark Short Term High Yield Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,015.40	1.18		5.96
Hypothetical 5% Return	1,000.00	1,019.15	1.18		5.97
RiverPark Long/Short Opportunity Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,089.80	3.35	†	17.55
Hypothetical 5% Return	1,000.00	1,008.27	3.35		16.87
RiverPark Long/Short Opportunity Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,089.00	3.54	†	18.54
Hypothetical 5% Return	1,000.00	1,007.32	3.54		17.81
RiverPark Strategic Income Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,021.80	1.22	††	6.18
Hypothetical 5% Return	1,000.00	1,018.95	1.22		6.17
RiverPark Strategic Income Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,019.20	1.47	††	7.44
Hypothetical 5% Return	1,000.00	1,017.70	1.47		7.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†

The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period. Annualized dividend expense and stock loan fees of average net assets totaled 1.54%. Had these expenses not been included the ratios would have been 1.81% and 2.00%, respectively.

††

The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period. Annualized dividend expense and stock loan fees of average net assets totaled 0.29%. Had these expenses not been included the ratios would have been 0.92% and 1.17%, respectively.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited)

Approval of Continuance of Investment Advisory and Sub-Advisory Agreements

At the August 7, 2018 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the continuation of the advisory and sub-advisory agreements, including: (i) the nature, extent, and quality of services provided by the investment adviser and the sub-advisers, as appropriate, (ii) the investment performance of the investment adviser and the sub-advisers, as appropriate, with respect to each Fund, (iii) the fees and expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s and sub-advisers’ profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Trustees in making a determination, comparative data (particularly as to fees and expenses and performance) for other mutual funds and peer groups was provided to the Trustees by the Adviser as part of the Board materials.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the Adviser’s and each sub-adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

The Amended and Restated Investment Advisory Agreement dated February 14, 2012 between RiverPark Advisors, LLC and RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provided trading, accounting, compliance, and marketing services to each of the Funds within the Trust. They noted that the Adviser also provided portfolio management services to the Large Growth Fund, the Long/Short Opportunity Fund, and the Focused Value Fund. The Trustees reviewed the background information on the key personnel responsible for advising the Funds, noting that the Adviser’s team have worked together for 15-20 years and have extensive experience and expertise in managing mutual funds and the operations of mutual funds. The Trustees indicated that they were satisfied with the experience of the Adviser’s employees in managing each of the Funds and executing the Funds’ investment strategies. The Trustees noted the Adviser’s investment processes for each of the Funds where it provided portfolio management services and the oversight and other investment management services provided to the Funds that have sub-advisers. The Trustees reviewed the attention paid to risk management by the Adviser and sub-advisers relating to the investment strategies of the Funds and the steps used to mitigate the risks. These steps included thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Trustees noted their comfort with the various steps taken by the Adviser when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from each sub-adviser regarding material compliance matters, description of the sub-adviser’s written annual compliance review, material changes in each sub-adviser’s investment management process, material changes to how brokers are selected, and average commission rate, as well as other additional information. The Trustees concluded that the Adviser should continue to provide a high-caliber quality of service to each Fund for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmark. The contributions of each of the two sub-advisers to the overall performance was also noted with respect to the Fund that such sub-adviser managed. After further discussion, the Trustees concluded that each Fund’s performance was satisfactory.

Fees and Expenses. The Trustees expressed that they had reviewed the advisory fee paid by each Fund and the comparative data provided by the Adviser for each Fund. They agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. After discussion, the Trustees concluded that the advisory fee charged by each Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Economies of Scale. The Trustees considered the economies of scale and noted that the Adviser, in its earlier discussions with the Trustees, had agreed with the Trustees that they should consider breakpoints when asset levels for a Fund reach specific levels. After discussion, the Trustees agreed that no revision to the existing fee structure was necessary now, but the matter would be revisited in the future as the Funds’ size increases.

Profitability. The Trustees reviewed the Adviser’s financial statements. The Trustees noted that the Adviser was generally profitable for the year ended December 31, 2017. The Trustees recognized that each Fund was at an asset level where it was profitable to the Adviser. After a brief discussion, the Trustees concluded that the Adviser’s profitability on a Fund by Fund basis was not excessive with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the shareholders of each Fund.

The Sub-Advisory Agreement dated September 20, 2010 by and among RiverPark Advisors, LLC, Cohanzick Management, LLC (“Cohanzick”) and the RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that Cohanzick provided portfolio management and trading services to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees recognized that Cohanzick’s investment approach was bottom up and credit specific. They noted that Cohanzick made buy decisions, sell decisions, credit selection, credit review and analysis, and portfolio construction as part of the services it rendered. The Trustees recognized that Cohanzick’s advised assets and assets under management continue to grow. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Short Term High Yield Fund and the Strategic Income Fund and were comfortable with their credentials. The Trustees discussed Cohanzick’s role and investment approach as a sub-adviser to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees noted that for the Short Term High Yield Fund, Cohanzick focused on principal preservation with income for an effective short-term holding period of three years or less. For the Strategic Income Fund, Cohanzick sought high current income and capital appreciation consistent with preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, and income producing equities. The Trustees discussed that they were comfortable with the strategies of each of the Funds and concluded that Cohanzick would continue to deliver high quality service to the Funds and the Adviser for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of the each of the Short Term High Yield Fund and the Strategic Income Fund relative to its peer groups, Morningstar category and benchmark. The Trustees noted the contributions of Cohanzick to the overall performance of each Fund. After further discussion, the Trustees concluded that each Fund’s performance was consistent with expectations given the investment strategy and was overall reasonable. The Trustees concluded that Cohanzick should be retained as sub-adviser for the benefit of the Adviser, and each of the Short Term High Yield Fund and the Strategic Income Fund and its respective shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fee paid by the Adviser to Cohanzick and the services provided to each Fund by Cohanzick. The Trustees recognized that the sub-advisory fee was on the higher side compared to each Fund’s peer group but recognized that there were other sub-advisory fees that were still significantly higher. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to each of the Short Term High Yield Fund and the Strategic Income Fund.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of each Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable but that this should be reviewed again next year.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Profitability. The Trustees reviewed Cohanzick’s financial statements. The Trustees recognized that Cohanzick was generally profitable for the year ended December 31, 2017. The Trustees noted that the Short Term High Yield Fund had attracted considerable assets over the last few years and had become a profitable fund for Cohanzick to sub-advise. The Trustees also recognized that Cohanzick was profitable in connection with the sub-advisory services provided to the Strategic Income Fund. After a discussion, the Trustees concluded that Cohanzick’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by Counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Short Term High Yield Fund and the Strategic Income Fund.

The Sub-Advisory Agreement dated September 20, 2010 by and among RiverPark Advisors, LLC, Wedgewood Partners, Inc. (“Wedgewood”) and the RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that Wedgewood provided portfolio management services to the Wedgewood Fund. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Fund and were comfortable with their credentials. The Trustees discussed Wedgewood’s investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies, invested at compelling valuations as well as prudently diversified. The Trustees expressed that they were comfortable with Wedgewood’s investment approach and recognized that Wedgewood’s philosophy and process produced a portfolio that was routinely overweight relative to performance benchmark weightings. The Trustees discussed that they were comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood would continue to deliver high-quality portfolio management services to the Fund for the benefit of the shareholders of the Fund and the Adviser.

Performance. The Trustees considered the investment performance for Wedgewood. The Trustees agreed that the sub-adviser was contributing to the overall returns of the Wedgewood Fund, and they concluded that the performance was reasonable.

Fees and Expenses. The Trustees discussed Wedgewood’s sub-advisory fee and noted that it was paid by the Adviser and not the Fund. They noted that the fee was in line with other investment advisory contracts Wedgewood had with its other clients. The Trustees recognized that the fee was also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it was likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable and that this should be reviewed again next year.

Profitability. The Trustees reviewed Wedgewood’s financial statements. The Trustees recognized that Wedgewood’s sub-advisory fee was profitable and was incremental to its overall profitability and did not add materially to its expenses or overhead in any meaningful way nor necessary to maintain Wedgewood’s financial viability. After a brief discussion, the Trustees concluded that Wedgewood’s profitability was not excessive.

Conclusion. Having requested and received such information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Wedgewood Fund.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Concluded)

Consideration and Approval of Investment Advisory Agreement for the RiverPark Floating Rate CMBS Fund, a new series of the Trust

At the August 7, 2018 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the approval of the advisory agreement, including: (i) the nature, extent and quality of services to be provided by the investment adviser, (ii) the investment performance of the investment adviser, (iii) the fees and expenses under the investment advisory agreement, (iv) the economies of scale expected to be achieved, (v) the investment adviser’s profitability and (vi) data relating to the fees and expenses of comparable funds. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreement and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory agreement.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the Adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

Nature, Extent and Quality of Service. The Trustees noted that the Adviser will provided portfolio management services, trading, accounting, compliance and marketing services to the Fund. The Trustees also noted that the Adviser had overseen the management of the Fund by Talimco, the former sub-adviser to the predecessor interval Fund prior to the reorganization. The Trustees recognized that the Adviser’s team had primarily worked together for 15-20 years and had extensive experience and expertise in managing funds. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Fund, including the portfolio manager who would be an employee of the Adviser after the reorganization was consummated, and were satisfied with their experience. The Trustees next reviewed the risks associated with providing investment advisory services and the steps for mitigating risks. The Trustees concluded that the Adviser would provide a high-level quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance. The Trustees reviewed the performance of the predecessor interval Fund relative to its peer group and benchmark. After further discussion, the Trustees concluded that the predecessor interval Fund’s performance was satisfactory and noted that they believed the Adviser would continue to provide satisfactory services to the Fund and its shareholders.

Fees and Expenses. The Trustees discussed the advisory fee to be paid by the Fund. The Trustees agreed that the advisory fee was fair and competitive in comparison to the other funds as well as other accounts managed by the Adviser. After further discussion the Trustees concluded that the advisory fee was not unreasonable with respect to the Fund.

Economies of Scale. The Trustees considered the economies of scale and noted that the Adviser agreed with the Trustees that they should consider breakpoints when asset levels for the Fund reach specific levels. After further discussion, the Trustees agreed that economies of scale had not yet been reached.

Profitability. The Trustees reviewed the Adviser’s financial statements. The Trustees recognized that the Adviser was generally profitable for the calendar year ended December 31, 2017. After a brief discussion, the Trustees concluded that the Adviser’s profitability was not excessive with respect to the Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of the Fund and its shareholders.

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2018 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2018, the Funds are designating the following items with regard to distributions paid during the year.

	Long Term Capital Gains Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)
RiverPark Large Growth Fund	100%	0%	100%	0%
RiverPark/Wedgewood Fund	100%	0%	100%	0%
RiverPark Short Term High Yield Fund	0%	100%	100%	0%
RiverPark Long/Short Opportunity Fund	100%	0%	100%	0%
RiverPark Strategic Income Fund	0%	100%	100%	0%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
RiverPark Large Growth Fund	0%	0%	2%	0%
RiverPark/Wedgewood Fund	0%	0%	0%	0%
RiverPark Short Term High Yield Fund	0%	0%	100%	0%
RiverPark Long/Short Opportunity Fund	0%	0%	0%	0%
RiverPark Strategic Income Fund	0%	0%	82%	0%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

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INVESTMENT ADVISER

RiverPark Advisors, LLC

156 West 56th Street, 17th Floor

New York, New York 10019

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

PRIME BROKER:

Goldman Sachs & Co.

200 West Street, 3rd Floor

New York, NY 10282

TRANSFER AGENT

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

ADMINISTRATOR

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio 44115

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FUND COUNSEL

Blank Rome LLP

405 Lexington Avenue

New York, New York 10174-0208

This information must be preceded or accompanied by a
current prospectus for the Trust.

RPF-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts, Ira Balsam and David Sachs, are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)-(d) Aggregate fees billed by Cohen & Co., Ltd. (the “Cohen & Co.”), to the Registrant for the fiscal years ended September 30, 2018 and September 30, 2017 for professional services rendered by the Registrant’s principal accountant were as follows:

		2018	2017
(a)	Audit Fees	$87,500	$94,000
(b)	Audit-Related Fees	$—	$—
(c)	Tax Fees	$17,500	$21,000
(d)	All Other Fees	$2,200	$2,625

Audit Fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees include amounts related to the preparation of the Registrant’s tax returns.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2018 and September 30, 2017, All Other Fees relate to the review of the March 31, 2018 and March 31, 2017 Semi-Annual Reports.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

The Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which requires the Registrant’s Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the Registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, if the services relate directly to the Registrant’s operations and financial reporting.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for Cohen & Co.:

	2018	2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, for non-audit services rendered to the Registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) The Registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RiverPark Funds Trust

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 7, 2018

By (Signature and Title)*	/s/ Stephen P. Connors
Stephen P. Connors
Chief Financial Officer and Treasurer

Date: December 7, 2018

*	Print the name and title of each signing officer under his or her signature.